UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report: September 3, 2013

EAGLE FORD OIL AND GAS CORP.

(Exact Name of Registrant as Specified in its Charter)

NEVADA

(State or Other Jurisdiction of Incorporation)

000-51656	75-2990007
(Commission file number)	(I.R.S. Employer Identification No.)

2951 Marina Bay Drive
Suite 130-369
League City, Texas	77573
(Address of Principal Executive Offices)	(Zip Code)

281.383.9648

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act  (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 8 – OTHER EVENTS

ITEM 8.01 Other Events

On September 3, 2013, ECCE and Meridian SEZC have entered into a definitive agreement through which Meridian SEZC will provide up to $60 million of debt with a first draw down scheduled to be $25 million for the purpose of the acquisition and further development of two producing properties located in Madison County and Hardin County, Texas. A copy of the press release is attached as Exhibit 99.1

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

99.1 Eagle Ford Oil and Gas Corp Press Release dated September 3, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

EAGLE FORD OIL AND GAS CORP

Date: September 3, 2013	By: /s/ Paul Williams
Paul Williams, CEO